SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported): November 24, 1998

                             TRINITECH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           New York                       0-21324                06-1344888
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation)                                              Identification No.)


                 333 Ludlow Street, Stamford, Connecticut 06902
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                     Address of principal executive offices


Registrant's telephone number, including area code: (203) 425-8000


                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS.

            On November 24, 1998, Trinitech Systems, Inc. (the "Company") completed a private placement of 600,000 shares of its common stock. The net proceeds from the Company's private offering of common stock totaled approximately $3,450,000.

            The proceeds of the offering will be used principally to replenish working capital and reserves and to enhance the financial strength of the Company.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits.

       99.1     Press Release of the Registrant, dated December 3, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITECH SYSTEMS, INC.



Dated: December 8, 1998                     By: /s/ Richard A. Castillo
                                            ---------------------------
                                              Name: Richard A. Castillo
                                               Title:  Chief Financial Officer